SUPPLEMENT TO

CALVERT SOCIALLY RESPONSIBLE FUNDS
PROSPECTUS

CSIF Balanced Portfolio
CSIF Equity Portfolio
CSIF Enhanced Equity Portfolio
CSIF Bond Portfolio
CSIF Money Market Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
CWVF International Equity Fund
Calvert New Vision Small Cap Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Class A, B, and C Prospectus dated January 31, 2007

Date of Supplement: March 14, 2007

Delete the second sentence under "Next Step -- Account Application -- Minimum Additional Investments" on page 107 of the above prospectus and replace it with the following:

A Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, a Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Add the following paragraph after the second paragraph under "Other Calvert Features/Policies -- Minimum Account Balance/Low Balance Fee" on page 114 of the above prospectus:

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are not subject to this requirement.